EXHIBIT 4.2

COMMON STOCK                                                       COMMON STOCK

   NUMBER                                                              SHARES

___________                                                       ______________
                                                                 SEE REVERSE FOR
                                                            CERTAIN  DEFINITIONS
INCORPORATED UNDER THE  LAWS
OF THE STATE OF MARYLAND


THIS CERTIFIES That __________________ is the record holder of ________ shares of the fully paid and nonassessable shares of the Common Stock, $10.00 PAR VALUE, of CN Bancorp, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

Witness the signatures of its duly authorized officers.


Dated:______________



         __________________________                  ______________________
         Secretary                                   President

REVERSE SIDE


The Corporation has the authority to issue stock of more than one class. The Corporation will, upon request and without charge, furnish a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue. Inquiries should be made to the Corporation's Secretary at the Corporation's principal office.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common          UNIF GIFT MIN ACT - .....Custodian......
TEN ENT - as tenants by the entireties                        (Cust) (Minor)
JT TEN -  as joint tenants with right                       under Uniform Gifts
          of survivorship and not as                        to Minors Act.......
                tenants in common                                        (State)
                                        UNIF TRF MIN ACT -  .....Custodian
                                                            (until age...)
                                                            (Cust)
                                                            .....under Uniform
                                                            (Minor)
                                                            Transfers to Minors
                                                            Act.................
                                                                         (State)

     Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITER NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________________



                                                  X ____________________________

                                                  X_____________________________
                                          NOTICE: THE SIGNATURE(S) TO THIS
                                                  ASSIGNMENT MUST CORRESPOND
                                                  WITH THE NAME(S) AS WRITTEN
                                                  UPON THE FACE OF THE
                                                  CERTIFICATE IN EVERY
                                                  PARTICULAR, WITHOUT ALTERATION
                                                  OR ENLARGEMENT OR ANY CHANGE
                                                  WHATEVER